MainStay Cushing® MLP Premier Fund
Portfolio of Investments February 28, 2021† (Unaudited)
	Shares	Value
Common Stocks 57.2%
Canadian Midstream 2.8%
Canada 2.8%
Keyera Corp.	778,500	$ 15,091,619
General Partnerships 1.1%
United States 1.1%
EnLink Midstream LLC	1,600,000	6,160,000
Large Cap Diversified C Corps 36.6%
Canada 15.8%
Enbridge, Inc.	1,044,000	35,297,640
Pembina Pipeline Corp.	980,000	24,882,200
TC Energy Corp.	597,000	25,032,210
United States 20.8%
Cheniere Energy, Inc. (a)	387,000	26,079,930
Kinder Morgan, Inc.	1,737,000	25,533,900
ONEOK, Inc.	583,000	25,821,070
Williams Cos., Inc. (The)	1,540,000	35,173,600
		197,820,550
Natural Gas Gatherers & Processors 8.4%
United States 8.4%
Antero Midstream Corp.	490,312	4,324,552
Targa Resources Corp.	1,330,000	41,136,900
		45,461,452
Natural Gas Transportation & Storage 4.5%
United States 4.5%
Equitrans Midstream Corp.	3,400,000	24,582,000
YieldCo 3.8%
Spain 2.2%
Atlantica Sustainable Infrastructure plc	320,096	11,571,471
United States 1.6%
Clearway Energy, Inc.	318,480	8,745,461
		20,316,932
Total Common Stocks (Cost $309,301,259)		309,432,553
MLP Investments and Related Companies 35.8%
Large Cap Diversified C Corps 6.9%
United States 6.9%
Plains GP Holdings LP	4,320,000	37,238,400
Large Cap MLP 18.9%
United States 18.9%
Energy Transfer LP	4,520,000	34,532,800
Enterprise Products Partners LP	1,179,000	25,136,280

	Shares	Value
Large Cap MLP
United States
Magellan Midstream Partners LP	400,000	$ 16,668,000
MPLX LP	1,090,000	25,952,900
		102,289,980
Natural Gas Gatherers & Processors 5.4%
United States 5.4%
DCP Midstream LP	270,000	5,902,200
Hess Midstream LP	574,841	12,054,416
Rattler Midstream LP	1,016,288	11,179,168
		29,135,784
YieldCo 4.6%
United States 4.6%
NextEra Energy Partners LP	342,000	24,842,880
Total MLP Investments and Related Companies (Cost $156,738,980)		193,507,044
Preferred Stock 1.6%
Natural Gas Gatherers & Processors 1.6% (b)
United States 1.6%
Crestwood Equity Partners LP 9.25%	1,087,541	8,537,197
Total Preferred Stock (Cost $5,140,480)		8,537,197
Total Investments (Cost $471,180,719)	94.6%	511,476,794
Other Assets, Less Liabilities	5.4	29,227,626
Net Assets	100.0%	$ 540,704,420

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

Abbreviation(s):
MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of February 28, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 309,432,553	$ —	$ —	$ 309,432,553
MLP Investments and Related Companies	193,507,044	—	—	193,507,044
Preferred Stock	8,537,197	—	—	8,537,197
Total Investments in Securities	$ 511,476,794	$ —	$ —	$ 511,476,794

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

MainStay Funds Trust
NOTES TO PORTFOLIOS OF INVESTMENTS February 28, 2021 (Unaudited)
SECURITIES VALUATION.
This report is exclusively for the MainStay Cushing MLP Premier Fund (the "Fund").
Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund. To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of February 28, 2021, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended February 28, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No foreign equity securities held by the Fund as of February 28, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which each of the Fund's net asset values ("NAVs") are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of February 28, 2021 were fair valued in such a manner.
Equity securities, including exchange-traded funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.